EXHIBIT 99.1

Viking Energy Group, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

VIKING ENERGY GROUP, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following sets forth unaudited pro forma condensed consolidated financial information of Viking Energy Group, Inc. (the “Company”) prepared in accordance with Article 8-05 of Regulation S-X. You should read this information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Risk Factors” and the Company’s consolidated financial statements and related notes and other financial information included in its most recent Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q. The unaudited pro forma condensed consolidated financial information is based on and has been derived from the Company’s historical consolidated financial statements.

On October 5, 2021, the Company entered into an Assignment of Membership Interests (the “Ichor Assignment Agreement”) with TO Ichor 2021, L.L.C. (“Ichor Assignee”), pursuant to which the Company assigned all of its membership interests in Ichor Energy Holdings, L.L.C. (“Ichor Holdings”) to the Ichor Assignee, effective October 5, 2021 (the “Ichor Assignment”).

On October 12, 2021, the Company entered into an Assignment of Membership Interests (the “Elysium Assignment Agreement”) with TO Elysium 2021, L.L.C. (“Elysium Assignee”), pursuant to which the Company assigned all of its membership interests in Elysium Energy Holdings, L.L.C. (“Elysium Holdings”) to the Elysium Assignee, effective October 12, 2021 (the “Elysium Assignment”).

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2021 and statements of operations for the year ended December 31, 2020 and the six months ended June 30, 2021 give pro forma effect to the elimination of certain assets and liabilities associated with the Ichor Assignment and Elysium Assignment as if they occurred on June 30, 2021 (in the case of the balance sheet) or January 1, 2020 (in the case of the statement of operations).  The unaudited pro forma effects of the disposition on the Company’s oil and gas reserves and the standardized measure of future net cash flows, give pro forma effect to the dispositions of the reserves based on the information disclosed in the Company’s annual report as of and for the year ended December 31, 2020.

The unaudited pro forma condensed consolidated financial information includes unaudited pro forma adjustments that are factually supportable and directly attributable to the respective transactions. In addition, the unaudited pro forma adjustments are expected to have a continuing impact on the Company’s results. The Company has prepared the unaudited pro forma condensed consolidated financial information for illustrative purposes only and it does not purport to represent what the results of operations or financial condition would have been had the respective transactions actually occurred on the dates indicated, nor does the Company purport to project the results of operations or financial condition for any future period or as of any future date. The actual results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

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VIKING ENERGY GROUP, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

VIKING ENERGY GROUP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2021

	Historical, June 30, 2021	Pro Forma Ichor Adjustments		Pro Forma Elysium Adjustments		Pro Forma June 30, 2021

ASSETS
Current assets
Cash and cash equivalents	$7,471,030	(3,525,933	)(a)	(2,910,181	)(a)	$1,034,916
Accounts receivable	5,836,331	(2,449,384	)(a)	(2,482,221	)(a)	904,727
Total current assets	13,307,361					1,939,643

Oil and gas properties, net	97,656,287	(56,955,136	)(a)	(25,333,763	)(a)	15,367,388
Fixed assets, net	357,770					357,770
Deposits	57,896			(47,596	)(a)	10,300

TOTAL ASSETS	$111,379,314					$17,675,101

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$5,328,304	(1,622,859	)(a)	(2,412,563	)(a)	$1,292,882
Derivative liability	12,649,422	(8,844,538	)(a)	(3,804,884	)(a)	-
Undistributed revenue and royalties	5,833,882	(2,192,997	)(a)	(1,144,132	)(a)	2,496,753
Current portion of long term debt	44,325,164	(2,301,067	)(a)	(29,506,906	)(a)	12,517,191
Total current liabilities	68,136,772					16,306,826

Long term debt - net of current portion	51,636,447	(48,740,242	)(a)	(a)		2,896,205
Operating lease liability	204,714					204,714
Asset retirement obligations	6,455,705	(2,000,485	)(a)	(2,545,685	)(a)	1,909,535
Total Liabilities	126,433,638					21,317,280

Stockholders' Equity
Equity and accumulated income (loss)	(15,054,324)	2,771,736	(a)	8,640,409	(a)	(3,642,179)

Total Stockholders' Equity (Deficit)	(15,054,324)					(3,642,179)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$111,379,314					$17,675,101

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VIKING ENERGY GROUP, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

VIKING ENERGY GROUP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2021

	Historical Six Months Ended June 30, 2021	Pro Forma Ichor Adjustments		Pro Forma Elysium Adjustments		Pro Formal Six Months Ended June 30, 2021

REVENUE
Oil and gas sales	$21,190,712	(8,919,858	)(b)	(9,967,483	)(b)	$2,303,371

OPERATING EXPENSES
Lease operating costs	9,974,748	(3,863,816	)(b)	(4,679,372	)(b)	1,431,560
General and administrative	2,320,934	(590,960	)(b)	(360,812	)(b)	1,369,162
Stock based compensation	388,543					388,543
Depreciation, depletion and amortization	4,663,227	(2,017,637	)(b)	(1,550,822	)(b)	1,094,768
Accretion - ARO	289,674	(92,348	)(b)	(117,504	)(b)	79,822
TOTAL OPERATING EXPENSES	17,637,126					4,363,855

INCOME (LOSS) FROM OPERATIONS	3,553,586					(2,060,484)

OTHER INCOME (EXPENSE)
Interest expense	(6,431,875)	3,505,183	(b)	2,229,395	(b)	(697,297)
Amortization of debt discount	(2,145,036)	435,414	(b)	982,425	(b)	(727,197)
Change in fair value of derivatives	(12,976,173)	10,064,747	(b)	2,911,426	(b)	-
Loss on financing settlements	(926,531)					(926,531)
Other income (expense)	22,002			(273)		21,729
TOTAL OTHER INCOME (EXPENSE)	(22,457,613)					(2,329,296)

NET INCOME (LOSS)	$(18,904,027)					$(4,389,780)

EARNINGS (LOSS) PER COMMON SHARE
Basic and Diluted	$(0.28)					$(0.07)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basis and Diluted	67,350,993					67,350,993

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VIKING ENERGY GROUP, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

VIKING ENERGY GROUP, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	Historical Year Ended December 31, 2020	Pro Forma Ichor Adjustments		Pro Forma Elysium Adjustments		Pro Forma Year Ended December 31, 2020

REVENUE
Oil and gas sales	$40,266,780	(20,897,507	)(b)	(15,810,766	)(b)	$3,558,507

OPERATING EXPENSES
Lease operating costs	19,075,749	(8,048,969	)(b)	(9,253,781	)(b)	1,772,999
Impairment of oil and gas properties	37,500,000	(20,568,275	)(b)	(b)		16,931,725
General and administrative	4,966,059	(1,027,404	)(b)	(791,968	)(b)	3,146,687
Stock based compensation	5,625,302					5,625,302
Depreciation, depletion and amortization	13,513,735	(6,029,318	)(b)	(3,727,044	)(b)	3,757,373
Accretion - asset retirement obligations	1,111,266	(5,797	)(b)	(913,853	)(b)	191,616
TOTAL OPERATING EXPENSES	81,792,111					31,425,702

INCOME (LOSS) FROM OPERATIONS	(41,525,331)					(27,867,195)

OTHER INCOME (EXPENSE)
Interest expense	(19,697,942)	7,234,611	(b)	4,228,947	(b)	(8,234,384)
Amortization of debt discount	(7,321,178)	880,449	(b)	1,618,760	(b)	(4,821,969)
Change in fair value of derivatives	5,485,573	(6,227,391	)(b)	893,458	(b)	151,640
Loss on financing settlements	(931,894)					(931,894)
Other income (expense)	2,527	(23,583	)(b)	(1,297	)(b)	(22,353)
TOTAL OTHER INCOME (EXPENSE)	(22,462,914)					(13,858,960)

NET INCOME (LOSS)	(63,988,245)					(41,726,155)
Net loss attributable to noncontrolling interest	1,996,511					1,996,511

NET INCOME (LOSS) ATTRIBUTABLE TO VIKING ENERGY GROUP, INC.	(61,991,734)					(39,729,644)
Preferred stock deemed dividend	-					(42,002,301)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(61,991,734)					$(81,731,945)

EARNINGS (LOSS) PER COMMON SHARE
Basis and Diluted	$(2.42)					$(3.09)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basis and Diluted	26,459,006					26,459,006

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VIKING ENERGY GROUP, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

VIKING ENERGY GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Ichor Holdings and Elysium Holdings Assignment Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

The following adjustments have been made to the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2021.

(a)	Reflects the elimination of assets and liabilities and resulting gain on membership interest assignment of the properties sold.

Ichor Holdings and Elysium Holdings Assignment Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

The following adjustments have been made to the accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2021, and the year ended December 31, 2020.

(b)	Represents the elimination of gas and oil production revenue and expenses for the properties sold.

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VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

VIKING ENERGY GROUP, INC.
UNAUDITED PRO FORMA EFFECT OF THE DISPOSITION OF OIL AND GAS RESERVES
AS OF DECEMBER 31, 2020

Estimated Quantities of Proved Reserves *(BOE) - 12/31/2020		Oil and Gas Dispositions
	Total Company	Ichor Energy Holdings, LLC	Elysium Energy Holdings, LLC	Pro forma balances post disposition

Proved Developed, Producing	12,483,138	5,994,750	5,339,220	1,149,168
Proved Developed, Non Producing	3,471,570	1,306,080	1,926,270	239,220
Total Proved Developed	15,954,708	7,300,830	7,265,490	1,388,388
Proved Undeveloped	3,340,107	1,579,820	650,370	1,109,917

	19,294,815	8,880,650	7,915,860	2,498,305

* BOE is calculated on a 6 to 1 ratio (mcf to bbl)

Standardized Measure of Disocunted Future Net Cash Flows - 12/31/2020		Oil and Gas Dispositions
	Total Company	Ichor Energy Holdings, LLC	Elysium Energy Holdings, LLC	Pro forma balances post disposition

Future cash inflows	$457,438,654	$252,990,920	$146,258,880	$58,188,854
Future production costs	(202,285,561)	(101,418,180)	(73,427,200)	(27,440,181)
Future development costs	(32,860,370)	(12,862,070)	(8,234,290)	(11,764,010)
Future income tax expense	(8,424,790)	(5,257,134)	(2,448,241)	(719,415)

Future net cash flows	213,867,933	133,453,536	62,149,149	18,265,248
10% annual discount for estimated timing of cash flows	(96,141,109)	(60,054,091)	(27,967,117)	(8,119,901)

	$117,726,824	$73,399,445	$34,182,032	$10,145,347

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